MANNING & NAPIER FUND, INC.

(the “Fund”)

Disciplined Value Series (the “Series”)

Class I and Class Z

Supplement dated October 31, 2019 to:

•	the Summary Prospectus dated March 1, 2019 for the Series (the “Summary Prospectus”);

•	the Prospectus dated March 1, 2019 for the Series (the “Prospectus”); and

•	the Statement of Additional Information dated March 1, 2019, as supplemented June 4, 2019, for the Series (the “SAI”)

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and SAI, and should be read in conjunction with the Summary Prospectus, Prospectus and SAI.

The Board of Directors of the Fund approved a 1.75:1 share split of the issued and outstanding Class I Shares and Class Z Shares of the Series (the “Share Split”) in order to bring the net asset values per share (“NAVs”) of the classes of the Series into better alignment with one another. This is intended to reduce marketplace confusion and bring greater uniformity to the ratios of distributions to NAVs across the classes of the Series.

The Share Split is scheduled to occur after the close of business on December 5, 2019. If you own Class I or Class Z shares of the Series on December 4th you will participate in the share split. Class I Shares and Class Z Shares of the Series will not accept trades from new investors or existing shareholders, including exchanges, on December 4th and December 5th. Class I Shares and Class Z Shares of the Series will be offered, sold, and redeemed on a Share Split-adjusted basis beginning on the first business day following the Share Split. Your next account statement after the Share Split is completed will reflect the Share Split.

There will be no change in the aggregate dollar value of your investment as a result of the Share Split. You will continue to own the same percentage (by value) of the Series immediately following the Share Split as you own immediately prior to the Share Split, as illustrated in the hypothetical example below (based on NAVs as of October 1, 2019).

	Class I Shares		Class Z Shares
Hypothetical Example	Pre-Share Split	Post-Share Split	Pre-Share Split	Post-Share Split
Number of shares owned	100	175	100	175
NAV	$13.72	$7.84	$13.72	$7.84
Total investment value	$1,372.00	$1,372.00	$1,372.00	$1,372.00

The Share Split will not be a taxable event, and will not impact the Series’ holdings or performance.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

MN Supp DV 10.31.19